AMENDMENT SIX TO INSURANCE PROCESSING AGREEMENT



This document is Amendment Six to the Insurance Processing Agreement made and entered into effective June 1, 1993, and amended by Amendment One to Insurance Processing Agreement dated June 4, 1998; Amendment Two to Insurance Processing Agreement dated September 25, 1998; Amendment Three to Insurance Processing
Agreement  dated  October  19,  1998;  Amendment  Four to  Insurance  Processing
Agreement dated December 15, 1998, and Amendment Five to Insurance Processing Agreement dated March 25, 1999, (the "Agreement"), by and between American National Insurance Company ("American National") a Texas corporation, and Legacy Insurance Processing Group ("LMG"), a California corporation.

In consideration of mutual covenants contained herein, the parties agree as follows:

1. Section 6.1 of the Agreement is hereby deleted in its entirety and the following new Section 6.1 shall be substituted therefore:

     "6.1 Subject to termination as hereinafter provided, this Agreement shall remain in force and effect until the close of business on July 1, 1999, the term of this Agreement. This Agreement may be renewed by mutual agreement for additional successive terms of one (1) year unless terminated by either party by prior written notice to the other at least one hundred eighty
     (180) days prior to the end of the initial term or the renewal term."

2. Except as specifically amended hereby, all terms and provisions of the Insurance Processing Agreement shall remain in full force and effect.


LEGACY MARKETING GROUP                   AMERICAN NATIONAL INSURANCE
                                         COMPANY

By: /s/ David A. Skup                    By: /s/ David A. Behrens
   ---------------------------              ---------------------------
Title:  CFO                              Title: Executive V.P. of
      ------------------------                  Independent Marketing
                                               ------------------------
Witness:  Stephanie Molteni              Witness:  Debra Knowles
        ----------------------                   ----------------------
Date:     May 10, 1999                   Date:     May 10, 1999
     -------------------------                -------------------------